                                                         EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ John Kessock, Jr.
                                        ----------------------------
                , 2001                  John Kessock, Jr.
                                        Director

                                                         EXHIBIT 24.2

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Richard O'Brien
                                        ----------------------------
                , 2001                  Richard O'Brien
                                        Senior Vice President

                                                         EXHIBIT 24.3

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ David J. Doyle, J.P.
                                        ---------------------------
                , 2001                  David J. Doyle, J.P.
                                        Director

                                                         EXHIBIT 24.4

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Arthur E. Engel
                                        ----------------------------
    January 29, 2001                    Arthur E. Engel
                                        Director

                                                         EXHIBIT 24.5

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Roger E. Dailey
                                        ----------------------------
                , 2001                  Roger E. Dailey
                                        Director

                                                         EXHIBIT 24.6

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Allan W. Fulkerson
                                        ----------------------------
        January 29, 2001                Allan W. Fulkerson
                                        Director

                                                         EXHIBIT 24.7

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Glenn R. Partridge
                                        ----------------------------
         January 31, 2001               Glenn R. Partridge
                                        Director

                                                         EXHIBIT 24.8

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Norman L. Rosenthal
                                        ----------------------------
        January 29, 2001                Normal L. Rosenthal
                                        Director

                                                         EXHIBIT 24.9

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Joseph D. Sargent
                                        ----------------------------
     January 29, 2001                   Joseph D. Sargent
                                        Director

                                                         EXHIBIT 24.10

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Jerry S. Rosenbloom
                                        ----------------------------
                , 2001                  Jerry S. Rosenbloom
                                        Director

                                                         EXHIBIT 24.11

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ William F. Galtney Jr.
                                        ----------------------------
        February 1, 2001                William F. Galtney, Jr.
                                        Director

                                                         EXHIBIT 24.12

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Robert A. Mulderig
                                        ----------------------------
                , 2001                  Robert A. Mulderig
                                        Director

                                                         EXHIBIT 24.13

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Richard G. Turner
                                        ----------------------------
                , 2001                  Richard G. Turner
                                        Director

                                                         EXHIBIT 24.14

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Paul D. Watson
                                        ----------------------------
        January 29, 2001                Paul D. Watson
                                        Chief Operating Officer

                                                         EXHIBIT 24.15

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Andrew Cook, Robert Mulderig and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 2000 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Andrew Cook
                                        ----------------------------
        January 30, 2001                Andrew Cook
                                        Chief Financial Officer